ADVISORSHARES VICE ETF

Schedule of Investments

March 31, 2025 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 97.0%

Agriculture – 19.3%
Altria Group, Inc.	5,542	$332,631
British American Tobacco PLC (United Kingdom)(a)(b)	7,948	328,809
Philip Morris International, Inc.	2,294	364,127
Turning Point Brands, Inc.	4,749	282,280
Total Agriculture		1,307,847

Beverages – 5.3%
Molson Coors Beverage Co., Class B	5,904	359,377

Computers – 4.8%
PlayAGS, Inc.(c)	27,000	326,970

Entertainment – 20.3%
Accel Entertainment, Inc.(c)	29,942	297,025
Everi Holdings, Inc.(c)	22,500	307,575
Flutter Entertainment PLC (United Kingdom)(c)	1,042	230,855
Monarch Casino & Resort, Inc.	3,078	239,314
RCI Hospitality Holdings, Inc.	7,000	300,580
Total Entertainment		1,375,349

Internet – 8.6%
Gambling.com Group Ltd. (Malta)(c)	23,620	298,085
Sea Ltd. (Singapore)(b)(c)	2,180	284,468
Total Internet		582,553

Lodging – 4.0%
Boyd Gaming Corp.	4,088	269,113

REITS – 9.2%
Gaming and Leisure Properties, Inc.	6,035	307,181
VICI Properties, Inc.	9,698	316,349
Total REITS		623,530

Retail – 9.4%
El Pollo Loco Holdings, Inc.(c)	31,606	325,542
Texas Roadhouse, Inc.	1,838	306,266
Total Retail		631,808

Semiconductors – 4.4%
NVIDIA Corp.	2,748	297,828

Software – 11.7%
HUYA, Inc. (China)(b)	67,740	217,445
Inspired Entertainment, Inc.(c)	36,666	313,128
NetEase, Inc. (China)(b)	2,558	263,269
Total Software		793,842

Total Common Stocks (Cost $5,962,274)		6,568,217

MONEY MARKET FUNDS – 7.0%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 4.18%(d)	198,447	198,447
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 4.21%(d)(e)	273,900	273,900
Total Money Market Funds (Cost $472,347)		472,347

Total Investments – 104.0% (Cost $6,434,621)		7,040,564
Liabilities in Excess of Other Assets – (4.0%)		(269,908)
Net Assets – 100.0%		$6,770,656

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $273,042; the aggregate market value of the collateral held by the fund is $273,900.
(b)	American Depositary Receipt.
(c)	Non-income producing security.
(d)	Rate shown reflects the 7-day yield as of March 31, 2025.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES VICE ETF

Schedule of Investments (continued)

March 31, 2025 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2025, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$6,568,217	$–	$–	$6,568,217
Money Market Funds	472,347	–	–	472,347
Total	$7,040,564	$–	$–	$7,040,564

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	19.3%
Beverages	5.3
Computers	4.8
Entertainment	20.3
Internet	8.6
Lodging	4.0
REITS	9.2
Retail	9.4
Semiconductors	4.4
Software	11.7
Money Market Funds	7.0
Total Investments	104.0
Liabilities in Excess of Other Assets	(4.0)
Net Assets	100.0%